ALLIANCE
                              --------------------
                                VARIABLE PRODUCTS
                              --------------------
                                   SERIES FUND
                              --------------------
                              TECHNOLOGY PORTFOLIO
                              --------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                             Investment Products Offered
                             ---------------------------
                             > Are Not FDIC Insured
                             > May Lose Value
                             > Are Not Bank Guaranteed
                             ---------------------------

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 22, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Technology Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests principally in securities of companies that use technology extensively in the development of new or improved products or processes.


INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                       Total Returns
                                                                       Since
                                                  1 Year   5 Years   Inception*
                                                --------  ---------  ----------
      Alliance Technology Portfolio              -41.71%    -0.31%      2.12%
      NASDAQ Composite Index                     -31.53%    -3.19%      3.40%
      S&P 500 Stock Index                        -22.09%    -0.58%      6.44%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      *     The Portfolio's inception date is 1/11/96.

      The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Index is market-value weighted and includes over 5,000 companies. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Technology Portfolio.

For the 12-month period ended December 31, 2002, the Portfolio underperformed the S&P 500 Stock Index and the NASDAQ Composite, as technology stocks significantly underperformed the overall market while exhibiting increased volatility. Technology stocks corrected from May through September, declining by 38%, and then rallied in October and November, increasing 43%, as measured by the Goldman Sachs Technology Index.

From a sector perspective, as fundamentals weakened during the summer, the Portfolio's exposure to semiconductors and the services sector hurt performance. These two sectors had helped to diversify risk in the first half of the year, but they saw challenges during the second half of 2002 as both were hurt by a weakening economy. Earnings estimates declined as unit growth slowed in the semiconductor sector, specifically impacting positions in companies such as Taiwan Semiconductor, Teradyne and Fairchild Semiconductor. The computer services sector saw valuations decline as the pace of outsourcing deals slowed, impacting positions in Concord EFS, First Data Corp and Fiserv. While most sectors declined during the last six months, the Portfolio benefited from positions in Internet leader, eBay, software leaders, Microsoft and Oracle, and wireless companies Nokia and Qualcomm.

The market's volatility was most evident in October when technology stocks staged a sharp rebound after six months of decline. The Portfolio underperformed in the rally as lower quality, higher beta stocks outperformed the higher quality names that the Portfolio typically owns. December saw yet another decline in the sector, and the Portfolio's bias toward quality resulted in relative outperformance.

MARKET REVIEW AND OUTLOOK

While many concerns had weighed on the market, including lackluster enterprise spending, a moderate and back-end loaded economic recovery, lack of visibility and the threat of military action -- these concerns are now the consensus view. As a result, expectations have remained subdued and the risk of fundamental disappointment appears low. In fact, as we enter earnings season, there have been few negative pre-announcements and a noticeable number of positive ones, implying stabilization in demand as 2002 ended. Most companies should meet expectations during year-end reporting, but in this current environment, we expect guidance to be unsurprisingly conservative.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

While we have been mindful of valuation and continue to focus on controlling risk, we have moved the Portfolio incrementally toward higher unit growth opportunities in the semiconductor, software and wireless areas during the past few months. Although the technology sector remains volatile, we see technology stocks benefiting from economic recovery and the need for productivity, as improving corporate profitability should drive spending technology initiatives in calendar 2003.

We appreciate your investment in Alliance Technology Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Gerald T. Malone

Gerald T. Malone
Vice President and Portfolio Manager

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCE TECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
1/31/96* - 12/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                  Alliance Technology             NASDAQ                S&P 500
                      Portfolio               Composite Index         Stock Index
-----------------------------------------------------------------------------------
1/31/96*               $10,000                    $10,000               $10,000
12/31/96               $11,040                    $12,271               $12,295
12/31/97               $11,754                    $14,926               $16,395
12/31/98               $19,252                    $20,842               $21,084
12/31/99               $33,828                    $38,680               $25,519
12/31/00               $26,548                    $23,483               $23,196
12/31/01               $19,850                    $18,540               $20,441
12/31/02               $11,571                    $12,694               $15,925

S&P 500 Stock Index:           $15,925

NASDAQ Composite Index:        $12,694

Alliance Technology Portfolio: $11,571

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 1/31/96* to 12/31/02) as compared to the performance of appropriate broad-based indices.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Technology Portfolio.

--------------------------------------------------------------------------------
*     Since closest month-end after Portfolio's inception date of 1/11/96.

TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
First Data Corp.                          $10,215,785               5.3%
--------------------------------------------------------------------------------
Microsoft Corp.                            10,073,745               5.2
--------------------------------------------------------------------------------
EBay, Inc.                                  9,694,869               5.0
--------------------------------------------------------------------------------
Dell Computer Corp.                         9,371,033               4.9
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc. Cl.A     8,832,037               4.6
--------------------------------------------------------------------------------
Cisco Systems, Inc.                         7,080,550               3.7
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                           6,868,060               3.6
--------------------------------------------------------------------------------
Fiserv, Inc.                                5,741,794               3.0
--------------------------------------------------------------------------------
Intel Corp.                                 5,688,499               2.9
--------------------------------------------------------------------------------
DST Systems, Inc.                           5,672,002               2.9
                                          -----------              ----
--------------------------------------------------------------------------------
                                          $79,238,374              41.1%
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-95.6%
TECHNOLOGY-85.3%
COMMUNICATION
   EQUIPMENT-9.0%
Cisco Systems, Inc. (a) ..................            540,500       $  7,080,550
Juniper Networks, Inc. (a) ...............            216,750          1,473,900
Motorola, Inc. ...........................            215,600          1,864,940
Nokia Corp. (ADR) (Finland) ..............            259,050          4,015,275
QUALCOMM, Inc. (a) .......................             78,850          2,869,351
                                                                    ------------
                                                                      17,304,016
                                                                    ------------
COMPUTER HARDWARE/
   STORAGE-6.9%
Avocent Corp. (a) ........................            175,458          3,898,677
Dell Computer Corp. (a) ..................            350,450          9,371,033
                                                                    ------------
                                                                      13,269,710
                                                                    ------------
COMPUTER
   SERVICES-19.0%
Affiliated Computer Services,
   Inc. Cl.A (a) .........................            167,750          8,832,037
Computer Sciences Corp. (a) ..............            103,650          3,570,743
DST Systems, Inc. (a) ....................            159,550          5,672,002
Exult, Inc. (a) ..........................            147,650            469,527
First Data Corp. .........................            288,500         10,215,785
Fiserv, Inc. (a) .........................            169,125          5,741,794
Hewitt Associates, Inc.
   Cl.A (a) ..............................             25,150            797,004
The BISYS Group, Inc. (a) ................             88,600          1,408,740
                                                                    ------------
                                                                      36,707,632
                                                                    ------------
COMPUTER
   SOFTWARE-20.6%
BEA Systems, Inc. (a) ....................            174,100          1,996,927
Electronic Arts, Inc. (a) ................             83,750          4,168,237
Informatica Corp. (a) ....................            176,840          1,018,598
Macrovision Corp. (a) ....................            114,800          1,839,096
Mercury Interactive Corp. (a) ............             97,550          2,886,505
Microsoft Corp. (a)  .....................            194,850         10,073,745
Networks Associates, Inc. (a) ............            195,550          3,146,399
Oracle Corp. (a) .........................            334,600          3,613,680
PeopleSoft, Inc. (a) .....................            170,200          3,116,362
SAP AG (ADR) (Germany) ...................            118,100          2,302,950
Symantec Corp. (a) .......................             70,750          2,861,838
VERITAS Software Corp. (a) ...............            170,350          2,660,867
                                                                    ------------
                                                                      39,685,204
                                                                    ------------
CONTRACT
   MANUFACTURING-5.0%
Celestica, Inc. (a) ......................             39,700            559,770
Flextronics International, Ltd.
   (Singapore) (a) .......................            594,800          4,871,412
Sanmina Corp. (a) ........................            642,050          2,882,804
Solectron Corp. (a)  .....................            361,950          1,284,923
                                                                    ------------
                                                                       9,598,909
                                                                    ------------

INTERNET
   INFRASTRUCTURE-5.0%
EBay, Inc. (a) ...........................            142,950          9,694,869
                                                                    ------------
SEMI-CONDUCTOR CAPITAL
   EQUIPMENT-3.2%
Applied Materials, Inc. (a) ..............            160,000          2,084,800
KLA-Tencor Corp. (a)  ....................             58,700          2,076,219
Novellus Systems, Inc. (a) ...............             75,300          2,114,424
                                                                    ------------
                                                                       6,275,443
                                                                    ------------
SEMI-CONDUCTOR
   COMPONENTS-16.6%
Altera Corp. (a) .........................            241,950          2,985,663
Intel Corp. ..............................            365,350          5,688,499
Linear Technology Corp. ..................             47,500          1,221,700
Marvell Technology Group
   Ltd. (a) ..............................            137,900          2,600,794
Maxim Integrated Products,
   Inc. ..................................             83,950          2,773,708
Microchip Technology, Inc. ...............            193,125          4,721,906
Samsung Electronics Co., Ltd.
   (GDR) (b) .............................             29,209          3,899,402
Taiwan Semiconductor
   Manufacturing Co., Ltd.
   (ADR) (Taiwan) ........................            640,140          4,512,987
Texas Instruments, Inc. ..................            236,250          3,546,113
                                                                    ------------
                                                                      31,950,772
                                                                    ------------
                                                                     164,486,555
                                                                    ------------
CONSUMER
   SERVICES-9.0%
BROADCASTING &
   CABLE-7.4%
Comcast Corp. Cl.A (a) ...................             75,860          1,788,020
Special Cl.A (a) .........................             42,600            961,056
Cox Communications, Inc.
   Cl.A (a) ..............................            164,900          4,683,160
Viacom, Inc. Cl.B (a) ....................            168,500          6,868,060
                                                                    ------------
                                                                      14,300,296
                                                                    ------------
CELLULAR
   COMMUNICATIONS-1.6%
Vodafone Group Plc (ADR)
   (United Kingdom)  .....................            169,183          3,065,596
                                                                    ------------
                                                                      17,365,892
                                                                    ------------
CAPITAL GOODS-0.7%
ELECTRICAL
   EQUIPMENT-0.7%
Hon Hai
   (Salomon Smith Barney)
   warrants expiring
   1/15/04 (a) ...........................            393,900          1,351,077
                                                                    ------------
UTILITIES-0.6%
TELEPHONE UTILITY-0.6%
AT&T Corp. ...............................             46,900          1,224,559
                                                                    ------------
Total Common Stocks
   (cost $202,218,092) ...................                           184,428,083
                                                                    ------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                              Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENT-4.2%
TIME DEPOSIT-4.2%
State Street Euro Dollar
   0.75%, 1/02/03
   (cost $8,146,000)  ....................       $      8,146       $  8,146,000
                                                                    ------------
TOTAL
   INVESTMENTS-99.8%
   (cost $210,364,092) ...................                           192,574,083
Other assets less
   liabilities (c)-0.2% ..................                               322,424
                                                                    ------------
NET ASSETS-100% ..........................                          $192,896,507
                                                                    ============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, this security amounted to $3,899,402 or 2.0% of net assets.

(c) Includes cash collateral received of $4,524,555 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                            Current
                                             Yield        Shares        Value
                                          -----------   -----------  ----------
   UBS Private Money Market Fund, LLC        1.46%       4,524,555   $4,524,555

   Glossary of Terms:

   ADR - American Depositary Receipt

   GDR - Global Depositary Receipt

   See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $210,364,092) .   $ 192,574,083(a)
   Cash ....................................................             748
   Collateral held for securities loaned ...................       4,524,555
   Receivable for investment securities sold ...............       2,243,147
   Receivable for capital stock sold .......................         128,570
   Dividends and interest receivable .......................          46,437
                                                               -------------
   Total assets ............................................     199,517,540
                                                               -------------
LIABILITIES
   Payable for collateral received on securities loaned ....       4,524,555
   Payable for investment securities purchased .............         943,289
   Payable for capital stock redeemed ......................         624,345
   Advisory fee payable ....................................         155,015
   Accrued expenses ........................................         373,829
                                                               -------------
   Total liabilities .......................................       6,621,033
                                                               -------------
NET ASSETS .................................................   $ 192,896,507
                                                               =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................................   $      19,260
   Additional paid-in capital ..............................     538,292,750
   Accumulated net realized loss on investment transactions     (327,625,494)
   Net unrealized depreciation of investments ..............     (17,790,009)
                                                               -------------
                                                               $ 192,896,507
                                                               =============
Class A Shares
   Net assets ..............................................   $  93,369,217
                                                               =============
   Shares of capital stock outstanding .....................       9,287,192
                                                               =============
   Net asset value per share ...............................   $       10.05
                                                               =============
Class B Shares
   Net assets ..............................................   $  99,527,290
                                                               =============
   Shares of capital stock outstanding .....................       9,973,054
                                                               =============
   Net asset value per share ...............................   $        9.98
                                                               =============

--------------------------------------------------------------------------------
(a)   Includes securities on loan with a value of $4,345,512 (see Note F).

      See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ....................................................  $     282,315
   Dividends (net of foreign taxes withheld of $16,644) ........        275,348
                                                                  -------------
   Total investment income .....................................        557,663
                                                                  -------------
EXPENSES
   Advisory fee ................................................      2,856,689
   Distribution fee--Class B ...................................        330,000
   Administrative ..............................................        161,695
   Custodian ...................................................        122,121
   Audit and legal .............................................        119,355
   Printing ....................................................         73,269
   Directors' fees and expenses ................................         24,820
   Transfer agency .............................................            947
   Miscellaneous ...............................................         86,139
                                                                  -------------
   Total expenses ..............................................      3,775,035
                                                                  -------------
   Net investment loss .........................................     (3,217,372)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions ................   (171,058,574)
   Net change in unrealized appreciation/depreciation of
     investments ...............................................      9,156,763
                                                                  -------------
   Net loss on investment transactions .........................   (161,901,811)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .....................  $(165,119,183)
                                                                  =============

See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                         Year Ended       Year Ended
                                                                        December 31,     December 31,
                                                                             2002             2001
                                                                        =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .............................................    $  (3,217,372)   $  (3,193,582)
   Net realized loss on investment transactions ....................     (171,058,574)    (123,964,229)
   Net change in unrealized appreciation/depreciation of investments        9,156,763       (9,821,909)
                                                                        -------------    -------------
   Net decrease in net assets from operations ......................     (165,119,183)    (136,979,720)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investment transactions
     Class A .......................................................               -0-      (1,403,245)
     Class B .......................................................               -0-        (957,648)
   Distributions in excess of net realized gain on investment transactions
     Class A .......................................................               -0-     (19,378,071)
     Class B .......................................................               -0-     (13,224,620)
   Tax return of capital
     Class A .......................................................               -0-         (80,523)
     Class B .......................................................               -0-         (54,953)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .........................................      (56,312,426)      64,038,500
                                                                        -------------    -------------
   Total decrease ..................................................     (221,431,609)    (108,040,280)
NET ASSETS
   Beginning of period .............................................      414,328,116      522,368,396
                                                                        -------------    -------------
   End of period ...................................................    $ 192,896,507    $ 414,328,116
                                                                        =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Technology Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned

                                          Alliance Variable Products Series Fund
================================================================================

and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $161,695.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $963,875, of which $32,458 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ...........................            $183,182,093
U.S. government and agencies ..........................                      -0-
Sales:
Stocks and debt obligations ...........................            $227,763,239
U.S. government and agencies ..........................                      -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $230,011,957. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .........................            $ 23,483,673
Gross unrealized depreciation .........................             (60,921,547)
                                                                   ------------
Net unrealized depreciation ...........................            $(37,437,874)
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

                                          Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                          2002           2001
                                                      ===========    ===========

Distributions paid from:
   Net long term capital gains ...................    $        -0-   $34,963,584
                                                      -----------    -----------
Total taxable distributions ......................             -0-    34,963,584
   Tax return of capital .........................             -0-       135,476
                                                      -----------    -----------
Total distributions paid .........................    $        -0-   $35,099,060
                                                      ===========    ===========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................         $(307,977,629)(a)
Unrealized appreciation/(depreciation) ...............           (37,437,874)(b)
                                                               -------------
Total accumulated earnings/(deficit) .................         $(345,415,503)
                                                               =============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $297,148,702 of which $124,840,492 will expire in the year 2009 and $172,308,210 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $10,828,927.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Goverment securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $4,345,512 and received cash collateral of $4,524,555, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $80,567 which is included in interest income in the accompanying statement of operations.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                    ===============================     ===============================
                                                SHARES                               AMOUNT
                                    ===============================     ===============================
                                     Year Ended        Year Ended        Year Ended        Year Ended
                                    December 31,      December 31,      December 31,      December 31,
                                        2002              2001              2002              2001
                                    =============     =============     =============     =============
Class A
Shares sold ....................        1,162,533         3,970,121     $  15,764,788     $  79,647,900
Shares issued in reinvestment of
   distributions ...............               -0-        1,028,183                -0-       20,861,839
Shares redeemed ................       (5,522,368)       (5,121,093)      (68,585,069)     (105,131,171)
                                    -------------     -------------     -------------     -------------
Net decrease ...................       (4,359,835)         (122,789)    $ (52,820,281)    $  (4,621,432)
                                    =============     =============     =============     =============
Class B
Shares sold ....................        4,869,200         5,814,491     $  62,693,924     $ 117,034,624
Shares issued in reinvestment of
   distributions ...............               -0-          704,116                -0-       14,237,221
Shares redeemed ................       (5,335,709)       (3,258,979)      (66,186,069)      (62,611,913)
                                    -------------     -------------     -------------     -------------
Net increase (decrease) ........         (466,509)        3,259,628     $  (3,492,145)    $  68,659,932
                                    =============     =============     =============     =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      =================================================================
                                                                                CLASS A
                                                      =================================================================
                                                                         Year Ended December 31,
                                                      =================================================================
                                                         2002         2001         2000           1999           1998
                                                      =========    =========    =========      =========      =========
Net asset value, beginning of period ...............  $   17.24    $   24.95    $   33.61      $   19.17      $   11.72
                                                      ---------    ---------    ---------      ---------      ---------
Income From Investment Operations
Net investment loss (a) ............................       (.13)        (.12)        (.14)(b)       (.09)(b)       (.04)(b)
Net realized and unrealized gain (loss) on
   investment transactions .........................      (7.06)       (5.92)       (6.40)         14.57           7.51
                                                      ---------    ---------    ---------      ---------      ---------
Net increase (decrease) in net asset value from
   operations ......................................      (7.19)       (6.04)       (6.54)         14.48           7.47
                                                      ---------    ---------    ---------      ---------      ---------
Less: Dividends and Distributions
Dividends from net investment income ...............         -0-          -0-          -0-            -0-          (.02)
Distributions from net realized gain on investment
   transactions ....................................         -0-        (.11)       (2.12)          (.04)            -0-
Distributions in excess of net realized gain on
   investment transactions .........................         -0-       (1.56)          -0-            -0-            -0-
                                                      ---------    ---------    ---------      ---------      ---------
Total dividends and distributions ..................         -0-       (1.67)       (2.12)          (.04)          (.02)
                                                      ---------    ---------    ---------      ---------      ---------
Net asset value, end of period .....................  $   10.05    $   17.24    $   24.95      $   33.61      $   19.17
                                                      =========    =========    =========      =========      =========
Total Return
Total investment return based on net asset value (c)     (41.71)%     (25.23)%     (21.52)%        75.71%         63.79%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $  93,369    $ 235,252    $ 343,601      $ 357,480      $ 130,602
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       1.20%        1.08%        1.02%           .95%           .95%
   Expenses, before waivers and reimbursements .....       1.20%        1.08%        1.06%          1.12%          1.20%
   Net investment loss .............................      (1.01)%       (.64)%       (.38)%(b)      (.39)%(b)      (.30)%(b)
Portfolio turnover rate ............................         68%          40%          61%            64%            63%

--------------------------------------------------------------------------------
See footnote summary on page 16.

TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    =====================================================
                                                                                          Class B
                                                                    =====================================================
                                                                                                            September 22,
                                                                          Year Ended December 31,            1999(d) to
                                                                    ===================================     December 31,
                                                                       2002         2001         2000           1999
                                                                    =========    =========    =========     ============
Net asset value, beginning of period .............................  $   17.15    $   24.90    $   33.61      $   23.59
                                                                    ---------    ---------    ---------      ---------
Income From Investment Operations
Net investment loss (a) ..........................................       (.16)        (.17)        (.21)(b)       (.05)(b)
Net realized and unrealized gain (loss) on investment transactions      (7.01)       (5.91)       (6.38)         10.07
                                                                    ---------    ---------    ---------      ---------
Net increase (decrease) in net asset value from operations .......      (7.17)       (6.08)       (6.59)         10.02
                                                                    ---------    ---------    ---------      ---------
Less: Distributions
Distributions from net realized gain on investment transactions ..         -0-        (.11)       (2.12)            -0-
Distributions in excess of net realized gain on investment
   transactions ..................................................         -0-       (1.56)          -0-            -0-
                                                                    ---------    ---------    ---------      ---------
Total distributions ..............................................         -0-       (1.67)       (2.12)            -0-
                                                                    ---------    ---------    ---------      ---------
Net asset value, end of period ...................................  $    9.98    $   17.15    $   24.90      $   33.61
                                                                    =========    =========    =========      =========
Total Return
Total investment return based on net asset value (c) .............     (41.81)%     (25.45)%     (21.68)%        42.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................  $  99,528    $ 179,076    $ 178,768      $  10,350
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...................       1.46%        1.33%        1.31%          1.20%(e)
   Expenses, before waivers and reimbursements ...................       1.46%        1.33%        1.33%          1.52%(e)
   Net investment loss ...........................................      (1.27)%       (.92)%       (.66)%(b)      (.64)%(b)(e)
Portfolio turnover rate ..........................................         68%          40%          61%            64%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Technology Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Technology Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 3, 2003

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                  PORTFOLIOS
                                                                                    IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                          PRINCIPAL                          COMPLEX         DIRECTORSHIPS
        ADDRESS,                               OCCUPATION(S)                      OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and               114               None
1345 Avenue of the Americas      a Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(13)                             been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and              93               None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group,
                                 and Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                98               None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was Chief
                                 Financial Officer of Eberstadt Asset Management
                                 since 1968. Prior to that he was a Senior
                                 Manager at Price Waterhouse & Co. Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor          94               None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                110               None
Suite 100                        consultant. He was formerly Senior
2 Sound View Drive               Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with which
(13)                             he had been associated since prior to 1998.
                                 He was formerly Deputy Comptroller of the State
                                 of New York and, prior thereto, Chief
                                 Investment Officer of the New York Bank for
                                 Savings.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

                                                                                  PORTFOLIOS
                                                                                    IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                          PRINCIPAL                          COMPLEX         DIRECTORSHIPS
        ADDRESS,                               OCCUPATION(S)                      OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill               93          Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments) and a
                                 Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,              92                None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member of
(7)                              the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New York.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Gerald T. Malone, 48             Vice President               Senior Vice President of ACMC, with which he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services
                                                              Inc. ("AGIS"), with which he has been associated since prior to
                                                              1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of
                                 Financial Officer            AFD, with which he has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.